UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2007

OPSWARE INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-32377		94-3340178
(Commission		(IRS Employer
File Number)		Identification No.)

	599 N. Mathilda Avenue, Sunnyvale, CA	94085
	(Address of principal executive offices)	(Zip Code)

(408) 744-7300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e-4(c))

Item 2.01           Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed on May 2, 2007, Opsware Inc., a Delaware corporation (“Opsware”) completed the acquisition of all of the outstanding shares of iConclude Co., a Delaware corporation (“iConclude”) on April 26, 2007 pursuant to an Agreement and Plan of Reorganization that was filed as Exhibit 2.01 and Exhibit 2.02 to the Current Report on Form 8-K filed on May 2, 2007.  iConclude is a provider of IT Process automation solutions.

This Amended Current Report on Form 8-K is being filed to include the historical financial statements of iConclude as required by Item 9.01(a) of Form 8-K and pro forma financial information as required by Item 9.01(b) of Form 8-K.

Item 9.01           Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

The following financial statements of iConclude are being filed with this report as Exhibit 99.01:

Financial Statement Description

Report of Independent Registered Public Accounting Firm dated March 29, 2007, accompanied by the following audited financial statements:

Balance Sheets as of December 31, 2006 and 2005;

Statements of Operations for the year ended December 31, 2006 and period from inception (January 10, 2005) to December 31, 2005

Statements of Stockholders’ (Deficit) Equity for the year ended December 31, 2006 and period from inception (January 10, 2005) to December 31, 2005

Statements of Cash Flows for the year ended December 31, 2006 and period from inception (January 10, 2005) to December 31, 2005

Notes to Financial Statements

(b)           Unaudited pro forma financial information.

The following unaudited pro forma financial statements are being filed with this report as Exhibit 99.02:

Financial Statement Description

Unaudited pro forma condensed combined balance sheet as of January 31, 2007;

Unaudited pro forma condensed combined statement of operations for the year ended January 31, 2007;

Notes to unaudited pro forma condensed combined consolidated financial statements.

(d)           Exhibits.

23.01	Consent of Independent Registered Public Accounting Firm

99.01	Financial statements listed in Item 9.01(a)

99.02	Financial statements listed in Item 9.01(b)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2007	OPSWARE INC.

	By:	/s/ David F. Conte
David F. Conte
Chief Financial Officer
(Duly Authorized Officer and Principal
Financial and Accounting Officer)